Exhibit 99.2
NOTICE OF REDEMPTION
TO HOLDERS OF WARRANTS OF REINSURANCE GROUP OF AMERICA,
INCORPORATED REPRESENTING A COMPONENT OF TRUST PREFERRED
INCOME EQUITY SECURITIES (PIERS) UNITS
CUSIP FOR UNITS 759351307
CUSIP FOR WARRANTS 759351117
To Holders of the Units and/or Warrants:
     Reinsurance Group of America, Incorporated (the “Company”) hereby calls for redemption all of the outstanding warrants representing a right to purchase, under certain circumstances, common stock of the Company (the “Warrants”), in accordance with Section 5.01 of a warrant agreement dated as of December 18, 2001 (as amended on September 12, 2008), between the Company and The Bank of New York Mellon Trust Company, N. A. (the “Warrant Agreement”) and in accordance with Section 5.1 of a unit agreement dated as of December 18, 2001 (as amended on September 12, 2008) between the Company and The Bank of New York Mellon Trust Company, N. A. (the “Unit Agreement”).
     Unless otherwise defined herein, the capitalized terms used herein shall have the meaning assigned to them in the Warrant Agreement and the Unit Agreement. No representation is made as to the correctness of the CUSIP numbers either as printed on the security or as contained in this notice of redemption and reliance may be placed only on the other identification numbers printed on the security, and this redemption shall not be affected by any defect in or omission of such numbers.
     The terms and conditions of the Redemption are as follows:
     1. The Redemption Date for the Warrants is March 4, 2011.
     2. The Warrant Redemption Amount is $14.56.
     3. The Exercise Price in lieu of a Redemption as in effect on the Redemption Date is $35.44.
     4. The Warrant Redemption Amount will be paid in cash.
     5. A Holder may elect to exercise a Warrant in lieu of Redemption. Each Holder of a Warrant who desires to exercise its Warrants on the Redemption Date at the Exercise Price per Warrant, instead of having such Warrants redeemed on such date, shall (A) if such Warrant is held as a component of a Unit, notify the Warrant Agent and the Unit Agent of such intention by use of a notice in substantially the form of Exhibit A hereto or (B) if such Warrant is not held as a component of a Unit, notify the Warrant Agent of such intention by use of a notice set forth on the reverse side of Warrant Certificate in substantially the form of Exhibit B hereto. In each case, such notice shall be given prior to 5:00 p.m., New York City time, on March 3, 2011. In the absence of an election to exercise a Warrant in lieu of a Redemption, a Holder will be deemed to have elected to have its Warrants redeemed on the Redemption Date.

     6. If notice of redemption or exercise shall have been given and consideration deposited or paid, then, immediately prior to 5:00 p.m., New York City time, on the Redemption Date, all rights of Holders shall cease, except the right of Holders to receive the Warrant Redemption Amount (or Common Stock if the related Holder elected to exercise such Holder’s Warrant on or prior to 5:00 p.m., New York City time, on the Redemption Date), and the Warrants shall cease to be outstanding.
     7. The Warrants shall be surrendered for redemption or exercise, as the case may be, to The Bank of New York Mellon Trust Company, N.A., the Unit Agent and the Warrant Agent at the following address:
The Bank of New York Mellon Trust Company, N.A.
2 North LaSalle, Suite 1020
Chicago, Illinois 60602
Attention: Corporate Trust Administration
Telephone: (312) 827-8546
     8. The shares of common stock underlying the Warrants are registered under the Company’s registration statement on Form S-3 and covered by a prospectus supplement dated February 16, 2011 and related prospectus dated February 15, 2011. Copies of the prospectus supplement and related prospectus may be obtained from the Company at 1370 Timberlake Manor Parkway Chesterfield, Missouri 63017-6039, Attention: Investor Relations or by telephone at (636) 736-7000. This notice shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state.

Very truly yours,

REINSURANCE GROUP OF AMERICA, INCORPORATED

By:	/s/ Jack B. Lay
	Name:	Jack B. Lay
	Title:	Senior Executive Vice President
and Chief Financial Officer
A copy of this Redemption Notice is being sent, first class mail, postage prepaid, to all holders of record of the Units and Warrants.
Dated: February 16, 2011
Copies to:
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Unit Agent, Warrant Agent and Property Trustee
2 North LaSalle, Suite 1020
Chicago, Illinois 60602
Attention: Corporate Trust Administration
BARCLAYS CAPITAL INC., as Remarketing Agent
745 Seventh Avenue
New York, New York 10019
Attention: Syndicate Registration

EXHIBIT A
NOTICE OF EXERCISING REMARKETING HOLDER
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
2 North LaSalle, Suite 1020
Chicago, Illinois 60602
Attention: Corporate Trust Administration
BARCLAYS CAPITAL INC.
745 Seventh Avenue
New York, New York 10019
Attention: Syndicate Registration
Re:                      Trust Preferred Income Equity Redeemable Securities (PIERS) Units (“Securities”) of Reinsurance Group of America, Incorporated and RGA Capital Trust I
Reference is made to Reinsurance Group of America, Incorporated’s Notice of Redemption dated      , 2011 notifying Holders of the Securities of the redemption of the Warrants on           , 2011. This notice constitutes an election by the undersigned NOT to have the Warrants identified below redeemed. The undersigned hereby advises you of its election to exercise the following number of Warrants which constitute component parts of Securities beneficially owned by the undersigned:
Number of Warrants to Be Exercised:                                         .
Unless otherwise defined herein, terms defined in the Unit Agreement dated as of December 18, 2001 among you, in your capacity as Agent, Warrant Agent and Property Trustee, Reinsurance Group of America, Incorporated and RGA Capital Trust I are used herein as defined therein. This notice is being delivered pursuant to Section 5.1 of the Unit Agreement.

Date:

Signature:

Signature Guarantee:

Please print name and address of Registered Holder:
Name:

Address:

Social Security or other Taxpayer Identification Number, if any:

EXHIBIT B
REVERSE OF WARRANT CERTIFICATE
FORM OF ELECTION TO EXERCISE WARRANT TO PURCHASE COMMON STOCK
(TO BE EXECUTED ONLY UPON EXERCISE OF WARRANTS)
REINSURANCE GROUP OF AMERICA, INCORPORATED
     The undersigned hereby irrevocably elects to exercise       Warrants at an Exercise Price of $      per Warrant to acquire the Exercise Amount (as determined pursuant to the Warrant Agreement) per Warrant of Common Stock of Reinsurance Group of America, Incorporated on the terms and conditions specified within this Warrant Certificate and the Warrant Agreement therein referred to, surrenders this Warrant Certificate and all right, title and interest therein and directs that the shares of Common Stock deliverable upon such exercise be registered or placed in the name and at the address specified below and delivered thereto.
     The signature below must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever, and must be guaranteed.
Dated:                     ,
_________________________
(Signature of Holder)
_________________________
(Street Address)
_________________________
(City) (State) (Zip Code)
Signature Guaranteed by:
_________________________
(Signature must be guaranteed by an eligible
guarantor institution (banks, stock brokers,
savings and loan associations and credit
unions) with membership in an approved
guarantee medallion program pursuant to
Securities Exchange Commission Rule 17Ad-5)

Common Stock to be issued to:
Please insert social security or identifying number:
Name:

Street Address:

City, State and Zip Code:

Any unexercised Warrants represented by the Warrant Certificate to be issued to:
Please insert social security or identifying number:
Name:

Street Address:

City, State and Zip Code: